                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Retirement Fund Series VI and VII

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Each Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolios

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the funds' objectives, risks, charges and expenses, and other important information about the funds.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the funds provide investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the funds is subject to market fluctuation prior to and after the maturity date. The funds are subject to stock market risk, meaning stocks in the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read the funds' prospectus for specific details regarding investments and risk profile. The funds are closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Funds' most recent month-end performance.

The maximum sales charge for the Scudder Retirement Fund Series is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder Retirement Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund VI	Life of Fund VII
Series VIa	2.51%	1.38%	3.10%	2.54%	6.96%	—
Series VII[b]	2.33%	1.32%	4.57%	4.33%	—	6.10%
S&P 500 Index+	8.16%	6.23%	3.24%	-1.77%	10.37%	5.99%
Lehman Brothers Government Bond Index++	3.30%	3.27%	5.69%	7.58%	6.70%	6.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.

b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.

Net Asset Value and Distribution Information
	Series VI	Series VII
Net Asset Value: 1/31/05	$ 9.71	$ 10.82
7/31/04	$ 9.86	$ 10.99
Distribution Information: Six Months: Income Dividends as of 1/31/05	$ .40	$ .43

Lipper Rankings — Balanced Target Maturity Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
Series VI 1-Year	15	of	76	20
3-Year	6	of	18	32
5-Year	5	of	8	56
Series VII 1-Year	17	of	76	23
3-Year	5	of	18	27
5-Year	3	of	8	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund — Series VI [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund[a]
Series VI	Growth of $10,000	$9,631	$10,410	$10,770	$18,310
	Average annual total return	-3.69%	1.35%	1.50%	6.40%
S&P 500 Index+	Growth of $10,000	$10,623	$11,005	$9,145	$25,958
	Average annual total return	6.23%	3.24%	-1.77%	10.37%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,327	$11,807	$14,410	$18,717
	Average annual total return	3.27%	5.69%	7.58%	6.70%

The growth of $10,000 is cumulative.

a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund — Series VII [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund[b]
Series VII	Growth of $10,000	$9,625	$10,863	$11,741	$15,034
	Average annual total return	-3.75%	2.80%	3.26%	5.40%
S&P 500 Index+	Growth of $10,000	$10,623	$11,005	$9,145	$15,617
	Average annual total return	6.23%	3.24%	-1.77%	5.99%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,327	$11,807	$14,410	$16,735
	Average annual total return	3.27%	5.69%	7.58%	6.95%

The growth of $10,000 is cumulative.

b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Scudder Retirement Fund Series VII limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate each Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Series VI	Series VII
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,025.10	$ 1,023.30
Expenses Paid per $1,000*	$ 6.28	$ 6.68
Hypothetical 5% Fund Return
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,019.00	$ 1,018.60
Expenses Paid per $1,000*	$ 6.26	$ 6.67

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Series VI	Series VII
Scudder Retirement Fund	1.23%	1.31%

For more information, please refer to each Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of the Scudder Retirement Fund Series for the semiannual period of August 1, 2004 through January 31, 2005.

Q:  How would you characterize the investment environment during the six-month period?

A:  During the period, the stock market witnessed a significant turnaround. A strong rally following the presidential election helped reverse the effects of an earlier correction led by weakness in the technology sector. The bond market saw a flattening of the yield curve — meaning that short-term interest rates rose and long-term interest rates declined. The Federal Reserve Board (the Fed) raised short-term interest rates incrementally to keep inflation in check, while foreign demand kept prices for long-term bonds high, pushing yields lower throughout the period.

Investor concerns about increasing inventories and sluggish demand in technology sent stocks lower in August. Economic growth, meanwhile, remained reasonably healthy. Stocks rallied from November through the year's end. In January, however, widespread profit-taking caused the stock market to pull back, and economic growth moderated.

Q:  How did the funds perform?

A:  Scudder Retirement Fund Series VI and Scudder Retirement Fund Series VII posted total returns of 2.51% and 2.33% respectively for the six-month period ended January 31, 2005. Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. (Past performance is no guarantee of future results. Please see page 3 through 6 for more complete performance information.)

The funds invest in both stocks (equities) and bonds. The funds' equity benchmark is the Standard & Poor's 500 Index (S&P 500), which posted a total return of 8.16% for the six-month period.1 The funds' bond benchmark is the Lehman Brothers Government Bond Index, which posted a 3.30% total return for the same six-month period.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Lehman Brothers Government Bond Index is an unmanaged market value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Strong stock selection in a variety of industry sectors resulted in the outperformance of the funds' equity holdings versus the benchmark S&P 500. The fixed-income portion of the funds' portfolios benefited mildly from modest price appreciation.

Q:  Which investment strategies or individual holdings contributed most to performance?

A:  Utilities proved to be a strong performing industry sector of the benchmark S&P 500 by a wide margin and the biggest driver of fund performance. The funds held a relatively larger position in utilities than the benchmark and benefited from strong stock selection, particularly among core electric utilities. Among these, TXU Corp., a holding company engaged in the production, sale and distribution of electricity and natural gas throughout Texas, was one of the top contributors. TXU is well positioned in the industry, with significant low cost coal and nuclear assets fueling its energy production. The company profited from wide margins resulting from natural gas prices that approached all-time highs during the period. Further, restructuring efforts enabled TXU to eliminate some noncore assets and increase earnings beyond analysts' estimates.

Among financial stocks, capital markets companies — those engaged in investment banking and brokerage activities — contributed significantly to results. A spate of company mergers helped the sector regain some stability lost in the latter half of 2004. The funds held a proportionately larger stake in capital markets than the benchmark index. Lehman Brothers Holdings, Inc., a global investment bank, performed particularly well. The company continued to broaden its business, focusing on mergers and acquisitions and bond, or fixed-income, trading. Further, Lehman Brothers announced in late January that it would increase its dividend by 25% and that it would continue its share buyback program, expecting to repurchase approximately 35 million shares of Lehman Brothers stock in 2005.

The funds' selection of stocks among commercial banks, which also made broad strides, further added to performance. Wachovia Corp., a money center bank that has been among the funds' core holdings, rebounded significantly from losses suffered after the company announced early last summer that it would acquire SouthTrust Corp. of Texas. Based on our research, we believed that management's assumptions were reasonable and that investor concerns regarding the acquisition were unwarranted. We used the opportunity to build our positions in Wachovia. Our decision was rewarded during the period. The company posted strong earnings in subsequent quarters. Investors, having gained some level of comfort, returned to the stock when the deal closed in November 2004.

Within health care — the weakest-performing sector of the market during the period — a combination of well-performing individual stocks and the funds' overall underweighting (i.e., a proportionately smaller position relative to the benchmark) was beneficial. Selection proved critical among pharmaceutical companies, which have been roiled by safety concerns in recent months. Among them, Merck & Co., Inc. — which the funds did not own — sustained the gravest losses when its popular arthritis drug, Vioxx, was pulled from pharmacy shelves after being linked to cardiac complications. Not owning Merck helped buoy performance of the funds against the benchmark, which held a meaningful weighting in the stock. The funds were exposed to Pfizer, Inc., however, another major pharmaceutical company that lost ground (although relatively less than Merck) when its competing arthritis drug, Celebrex, came under investigation by the Food and Drug Administration (FDA). We believe, though, that Pfizer is well positioned to weather this storm. We therefore have maintained the funds' position in the stock. The company is well diversified with a variety of products and, we believe, should be able to benefit from a reduction in its sales and marketing costs.

Owning Johnson & Johnson (J&J), on balance, was a key to offsetting losses. While many pharmaceutical companies struggled with pricing pressures, patent expirations and losses of product to the market due to recall, J&J was largely unaffected. Its more diversified structure enabled the company to exceed analyst expectations during the period. Further, in a move that was well received, the company announced that it would acquire Guidant Corp., a leader in cardiac rhythm management systems and a holding in the funds. Following the announcement of the deal, we expected to favor owning shares of J&J rather than those of Guidant.

Many stocks of health care services companies shot up following the presidential election, on the perception that the re-elected Bush administration would foster a more favorable regulatory environment than that of a Democratic president. The funds' two holdings in this industry, Caremark Rx, Inc., a pharmaceutical services company, and Wellpoint, Inc., a health benefits manager, rebounded strongly. An additional one-time event was Microsoft Corporation's declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Q:  Which investment strategies or individual holdings detracted from performance?

A:  Stock selection within the consumer discretionary, consumer staples and energy sectors hurt the funds' overall relative performance.

In the consumer discretionary space, specialty retailers were problematic. Notably, shares of The Gap, Inc., a retail clothier, dipped sharply after management tempered its earnings outlook due to declining same-store sales. We maintained the funds' position in the stock despite its volatility, because we believe that the ebb and flow of fashion trends often affect the short-term popularity of individual retailers. More importantly, we remain confident in the long-term financial management of the company. The Gap continues to generate a significant amount of free cash (roughly, money left over after a company has paid all of its operating expenses). During the period, the company completed a share buyback of approximately $1 billion. It is widely believed that The Gap intends to return still more capital to shareholders through yet another large share buyback or higher dividend payouts. In addition, the Home Depot, Inc., which we did not own, finished significantly higher during the period, helping to drag down our performance relative to the benchmark. Also within the consumer discretionary sector, the funds had virtually no exposure to hotel, restaurant and leisure stocks, which advanced during the period, putting the funds at a distinct disadvantage to the benchmark index.

Among consumer staples, Avon Products, Inc. lagged. Avon had been a strong performer amid a lackluster group and an important contributor to the funds' performance during the first half of 2004. At that time, Avon was among the funds' largest stakes. Our proprietary quantitative research, however, pointed to potential problems within the company. After further analysis, we cut the funds' position by roughly half, taking profits for shareholders. Soon after, slower than anticipated US sales forced the company to guide earnings expectations lower. The stock traded down on the news. We continue to consider Avon a core, long-term position. We are confident that management will be successful in restructuring the company's US business and that it will continue to realize the outstanding growth potential of Eastern Europe, Asia and Latin America. By the period's end, we already had begun to see signs of stabilization.

With crude oil prices approaching their historic highs, energy stocks proved strong performers once again. Nonetheless, the funds' concentration on predominately large-capitalization, higher-quality names, as is consistent with the funds' objectives, hampered performance relative to the benchmark and some competitors, which invest in a greater share of smaller, somewhat lesser-quality companies. The funds' largest holding, ExxonMobil Corp., for example, appreciated considerably in the period but was unable to keep pace with many smaller, more highly leveraged energy names. We believe, however, that Exxon's financial management and returns are unrivaled in the industry and that the stock should remain a core holding of the funds.

Q:  Will you describe your stock selection process?

A:  We employ a three-step investment process to build a diversified portfolio of large capitalization stocks. First, we use quantitative screens to rank large-capitalization stocks, in order to identify those with attractive valuations: low price-to-earnings,3 low price-to-cash flow4 and other measures, such as the direction of earnings revisions. Next, our team, along with a group of in-house equity analysts, examines the stocks that appear attractive based on the quantitative screens, in order to determine an intrinsic value for each company. We search for stocks in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If our findings warrant further investigation, we meet with company management, and in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our candidates. Thirdly, we employ a variety of risk management techniques — including a monthly review of the funds' overall risk profile — to manage the funds' volatility versus its equity benchmark — the S&P 500.

3 Price-to-earnings ratio (P/E) is the most common measure of how expensive a stock is. P/E is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period.

4 Price-to-cash flow (P/C) is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

Q:  Will you explain what zero coupon bonds are and how they work?

A:  Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date. The accretion of discount, or accumulation of principal value, will increase through the life of the bond, until principal value equals face value of maturity.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More importantly, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value — the original dollar amount invested by a bondholder — tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q:  How have you positioned the funds for the future?

A:  We continue to maintain a modest cyclical tilt to the funds, concentrating investments in those industries that tend to benefit from an improving economy. While during the period we pared back holdings in technology and industrials to capture gains for shareholders, these industry sectors remain overweighted relative to the benchmark, as do materials and energy stocks. While the funds remain underweighted relative to the benchmark index in consumer staples stocks, during the period we initiated positions in Coca-Cola Co., the beverage giant, and General Mills, Inc., a producer of packaged foods. Further, the funds remain underweighted in financials overall, but overweighted among capital market stocks — which we expect to continue benefiting from merger and acquisition activity in 2005.

Q:  Do you have any closing comments for shareholders?

A:  We thank our shareholders for their commitment to the funds. We look forward to continuing to help them accomplish their long-term financial goals. Our team as always remains committed to enhancing the funds' diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover those stocks most likely to outperform the broader market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	1/31/05	7/31/04	1/31/05	7/31/04
	Series VI	Series VI	Series VII	Series VII

US Government Backed	67%	69%	79%	79%
Common Stocks	33%	31%	21%	21%
	100%	100%	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/05	7/31/04	1/31/05	7/31/04
	Series VI	Series VI	Series VII	Series VII

Financials	19%	19%	19%	19%
Information Technology	17%	19%	17%	19%
Industrials	13%	13%	13%	13%
Health Care	12%	13%	12%	13%
Consumer Discretionary	11%	11%	11%	11%
Consumer Staples	9%	8%	9%	8%
Energy	8%	7%	8%	7%
Materials	4%	3%	4%	3%
Utilities	4%	3%	4%	3%
Telecommunication Services	3%	4%	3%	4%
	100%	100%	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (10.0% and 6.4% of Net Assets, respectively)
	Series
	VI	VII
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.6%	1.1%
2. General Electric Co. Industrial conglomerate	1.4%	0.9%
3. Microsoft Corp. Developer of computer software	1.2%	0.8%
4. Citigroup, Inc. Provider of diversified financial services	1.2%	0.8%
5. Johnson & Johnson Provider of health care products	0.8%	0.5%
6. Morgan Stanley Provider of investment banking and brokerage services	0.8%	0.5%
7. Bank of America Corp. Provider of commercial banking services	0.8%	0.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.8%	0.5%
9. Time Warner, Inc. Operator of media and entertainment company	0.7%	0.4%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.7%	0.4%

Portfolio holdings are subject to change.

For more complete details about the Funds' investment portfolios, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Funds as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Funds' fiscal first and third quarter-end, a complete portfolios holdings listing are filed with the SEC on Form N-Q. These forms will be available on the SEC's Web site at www.sec.gov, and they also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of January 31, 2005 (Unaudited)

Series VI	Shares	Value ($)

Common Stocks 32.7%
Consumer Discretionary 3.6%
Hotels Restaurants & Leisure 0.3%
McDonald's Corp.	2,900	93,931
Media 1.8%
Comcast Corp. "A"*	4,400	139,084
Interpublic Group of Companies, Inc.*	6,000	78,300
Time Warner, Inc.*	13,800	248,400
Viacom, Inc. "B"	5,131	191,592
		657,376
Multiline Retail 0.6%
Dollar General Corp.	3,900	78,819
Target Corp.	3,200	162,464
		241,283
Specialty Retail 0.9%
Sherwin-Williams Co.	2,900	125,280
Staples, Inc.	3,300	108,042
The Gap, Inc.	5,100	112,251
		345,573
Consumer Staples 2.9%
Beverages 1.0%
Anheuser-Busch Companies, Inc.	1,400	68,852
Coca-Cola Co.	3,300	136,917
PepsiCo, Inc.	3,100	166,470
		372,239
Food & Staples Retailing 0.6%
Safeway, Inc.*	3,300	62,205
Wal-Mart Stores, Inc.	3,200	167,680
		229,885
Food Products 0.6%
General Mills, Inc.	1,800	95,382
Hershey Foods Corp.	2,100	122,829
		218,211
Personal Products 0.3%
Avon Products, Inc.	3,000	126,660
Tobacco 0.4%
Altria Group, Inc.	2,000	127,660
Energy 2.6%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	2,500	108,250
Oil & Gas 2.3%
ChevronTexaco Corp.	3,100	168,640
Devon Energy Corp.	2,500	101,675
ExxonMobil Corp.	11,612	599,179
		869,494
Financials 6.2%
Banks 1.6%
Bank of America Corp.	6,200	287,494
US Bancorp.	3,300	99,165
Wachovia Corp.	3,500	191,975
		578,634
Capital Markets 1.3%
Lehman Brothers Holdings, Inc.	2,000	182,380
Morgan Stanley	5,200	290,992
		473,372
Diversified Financial Services 2.0%
CIT Group, Inc.	2,200	88,814
Citigroup, Inc.	9,000	441,450
Fannie Mae	1,400	90,412
JPMorgan Chase & Co.	3,800	141,854
		762,530
Insurance 1.3%
Ambac Financial Group, Inc.	1,000	76,880
American International Group, Inc.	3,075	203,842
Hartford Financial Services Group, Inc.	1,400	94,206
MetLife, Inc.	2,500	99,375
		474,303
Health Care 4.0%
Biotechnology 0.6%
Amgen, Inc.*	3,400	211,616
Health Care Equipment & Supplies 0.6%
Biomet, Inc.	3,200	135,936
Guidant Corp.	1,000	72,490
		208,426
Health Care Providers & Services 0.6%
Caremark Rx, Inc.*	3,200	125,120
WellPoint, Inc.*	800	97,200
		222,320
Pharmaceuticals 2.2%
Allergan, Inc.	1,400	106,330
Eli Lilly & Co.	1,300	70,512
Johnson & Johnson	4,516	292,185
Pfizer, Inc.	11,800	285,088
Wyeth	1,700	67,371
		821,486
Industrials 4.4%
Aerospace & Defense 1.2%
Honeywell International, Inc.	5,300	190,694
United Technologies Corp.	2,400	241,632
		432,326
Industrial Conglomerates 2.3%
3M Co.	1,800	151,848
General Electric Co.	14,200	513,046
Tyco International Ltd.	5,400	195,156
		860,050
Machinery 0.9%
Deere & Co.	2,100	145,803
Parker-Hannifin Corp.	3,100	201,996
		347,799
Information Technology 5.6%
Communications Equipment 0.9%
Cisco Systems, Inc.*	12,200	220,088
Motorola, Inc.	7,500	118,050
		338,138
Computers & Peripherals 1.4%
Dell, Inc.*	4,100	171,216
EMC Corp.*	11,300	148,030
International Business Machines Corp.	2,200	205,524
		524,770
Internet Software & Services 0.3%
Yahoo!, Inc.*	2,700	95,067
IT Consulting & Services 0.3%
Accenture Ltd. "A"*	3,800	98,990
Semiconductors & Semiconductor Equipment 0.7%
Altera Corp.*	3,500	67,200
Analog Devices, Inc.	1,900	68,191
Texas Instruments, Inc.	5,400	125,334
		260,725
Software 2.0%
Microsoft Corp.	17,000	446,760
Oracle Corp.*	14,400	198,288
Symantec Corp.*	1,400	32,690
VERITAS Software Corp.*	2,800	72,016
		749,754
Materials 1.3%
Chemicals 0.7%
E.I. du Pont de Nemours & Co.	2,100	99,876
Monsanto Co.	3,100	167,803
		267,679
Metals & Mining 0.3%
Alcoa, Inc.	2,900	85,579
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	3,500	112,350
Telecommunication Services 0.9%
Diversified Telecommunication Services
ALLTEL Corp.	1,700	93,568
Sprint Corp.	4,400	104,852
Verizon Communications, Inc.	4,200	149,478
		347,898
Utilities 1.2%
Electric Utilities
Entergy Corp.	1,000	69,520
Exelon Corp.	4,300	190,275
PG&E Corp.*	3,100	108,500
TXU Corp.	1,000	69,200
		437,495
Total Common Stocks (Cost $9,596,037)		12,101,869
Series VI	Principal Amount ($)	Value ($)

US Treasury Obligations 67.4%
US Treasury STRIPS, Principal Only, 2.370%**, 05/15/2006 (Cost $23,801,956)	25,931,000	24,945,129
	Shares	Value ($)
Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.27% (b) (Cost $44,795)	44,795	44,795
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $33,442,788) (a)	100.2	37,091,793
Other Assets and Liabilities, Net	(0.2)	(72,714)
Net Assets	100.0	37,019,079

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $33,520,643. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $3,571,150. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,990,833 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $419,683.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Series VII	Shares	Value ($)

Common Stocks 21.3%
Consumer Discretionary 2.3%
Hotels Restaurants & Leisure 0.2%
McDonald's Corp.	1,300	42,107
Media 1.1%
Comcast Corp. "A"*	2,100	66,381
Interpublic Group of Companies, Inc.*	3,000	39,150
Time Warner, Inc.*	6,700	120,600
Viacom, Inc. "B"	2,474	92,379
		318,510
Multiline Retail 0.4%
Dollar General Corp.	1,800	36,378
Target Corp.	1,400	71,078
		107,456
Specialty Retail 0.6%
Sherwin-Williams Co.	1,300	56,160
Staples, Inc.	1,600	52,384
The Gap, Inc.	2,300	50,623
		159,167
Consumer Staples 1.9%
Beverages 0.7%
Anheuser-Busch Companies, Inc.	800	39,344
Coca-Cola Co.	1,600	66,384
PepsiCo, Inc.	1,400	75,180
		180,908
Food & Staples Retailing 0.4%
Safeway, Inc.*	1,600	30,160
Wal-Mart Stores, Inc.	1,400	73,360
		103,520
Food Products 0.4%
General Mills, Inc.	1,000	52,990
Hershey Foods Corp.	900	52,641
		105,631
Personal Products 0.2%
Avon Products, Inc.	1,400	59,108
Tobacco 0.2%
Altria Group, Inc.	1,000	63,830
Energy 1.8%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	1,200	51,960
Oil & Gas 1.6%
ChevronTexaco Corp.	1,600	87,040
Devon Energy Corp.	1,300	52,871
ExxonMobil Corp.	5,728	295,565
		435,476
Financials 4.0%
Banks 1.0%
Bank of America Corp.	2,900	134,473
US Bancorp.	1,500	45,075
Wachovia Corp.	1,800	98,730
		278,278
Capital Markets 0.8%
Lehman Brothers Holdings, Inc.	1,000	91,190
Morgan Stanley	2,500	139,900
		231,090
Diversified Financial Services 1.3%
CIT Group, Inc.	1,100	44,407
Citigroup, Inc.	4,266	209,247
Fannie Mae	700	45,206
JPMorgan Chase & Co.	1,800	67,194
		366,054
Insurance 0.9%
Ambac Financial Group, Inc.	600	46,128
American International Group, Inc.	1,450	96,121
Hartford Financial Services Group, Inc.	700	47,103
MetLife, Inc.	1,200	47,700
		237,052
Health Care 2.5%
Biotechnology 0.3%
Amgen, Inc.*	1,500	93,360
Health Care Equipment & Supplies 0.4%
Biomet, Inc.	1,600	67,968
Guidant Corp.	500	36,245
		104,213
Health Care Providers & Services 0.4%
Caremark Rx, Inc.*	1,400	54,740
WellPoint, Inc.*	400	48,600
		103,340
Pharmaceuticals 1.4%
Allergan, Inc.	700	53,165
Eli Lilly & Co.	700	37,968
Johnson & Johnson	2,226	144,022
Pfizer, Inc.	5,600	135,296
Wyeth	900	35,667
		406,118
Industrials 2.9%
Aerospace & Defense 0.7%
Honeywell International, Inc.	2,600	93,548
United Technologies Corp.	1,100	110,748
		204,296
Industrial Conglomerates 1.6%
3M Co.	900	75,924
General Electric Co.	7,000	252,910
Tyco International Ltd.	2,700	97,578
		426,412
Machinery 0.6%
Deere & Co.	1,100	76,373
Parker-Hannifin Corp.	1,500	97,740
		174,113
Information Technology 3.7%
Communications Equipment 0.6%
Cisco Systems, Inc.*	6,000	108,240
Motorola, Inc.	3,600	56,664
		164,904
Computers & Peripherals 0.9%
Dell, Inc.*	1,900	79,344
EMC Corp.*	5,500	72,050
International Business Machines Corp.	1,150	107,433
		258,827
Internet Software & Services 0.2%
Yahoo!, Inc.*	1,300	45,773
IT Consulting & Services 0.2%
Accenture Ltd. "A"*	2,100	54,705
Semiconductors & Semiconductor Equipment 0.5%
Altera Corp.*	1,700	32,640
Analog Devices, Inc.	1,000	35,890
Texas Instruments, Inc.	2,700	62,667
		131,197
Software 1.3%
Microsoft Corp.	8,000	210,240
Oracle Corp.*	7,000	96,390
Symantec Corp.*	900	21,015
VERITAS Software Corp.*	1,300	33,436
		361,081
Materials 0.8%
Chemicals 0.5%
E.I. du Pont de Nemours & Co.	1,100	52,316
Monsanto Co.	1,600	86,608
		138,924
Metals & Mining 0.1%
Alcoa, Inc.	1,300	38,363
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	1,600	51,360
Telecommunication Services 0.6%
Diversified Telecommunication Services
ALLTEL Corp.	900	49,536
Sprint Corp.	2,100	50,043
Verizon Communications, Inc.	2,000	71,180
		170,759
Utilities 0.8%
Electric Utilities
Entergy Corp.	500	34,760
Exelon Corp.	2,400	106,200
PG&E Corp.*	1,500	52,500
TXU Corp.	500	34,600
		228,060
Total Common Stocks (Cost $4,839,143)		5,895,952
Series VII	Principal Amount ($)	Value ($)

US Government Backed 79.4%
US Treasury STRIPS, Principal Only, 6.321%**, 05/15/2008 (c) (Cost $20,151,979)	24,688,000	22,039,768
	Shares	Value ($)

Securities Lending Collateral 28.2%
Daily Assets Fund Institutional, 2.32% (d) (e) (Cost $7,831,841)	7,831,841	7,831,841

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 2.27% (b) (Cost $9,538)	9,538	9,538
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $32,832,501) (a)	128.9	35,777,099
Other Assets and Liabilities, Net	(28.9)	(8,016,432)
Net Assets	100.0	27,760,667

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $32,874,057. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $2,903,042. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,105,667 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $202,625.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2005 amounted to $7,676,400, which is 27.7% of net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets	Series VI	Series VII
Investments: Investments in securities, at value (cost $33,397,993 and $24,991,122, respectively)	$ 37,046,998	$ 27,935,720
Investment in Scudder Cash Management QP Trust (cost $44,795 and $9,538, respectively)	44,795	9,538
Investment in Daily Assets Fund Institutional (cost $0 and $7,831,841, respectively)*	—	7,831,841
Total investments in securities, at value (cost $33,442,788 and $32,832,501, respectively)	37,091,793	35,777,099
Cash	10,000	—
Dividends receivable	3,920	1,956
Interest receivable	98	321
Other assets	6,174	3,944
Total assets	37,111,985	35,783,320
Liabilities
Payable upon return of securities loaned	—	7,831,841
Payable for Fund shares redeemed	10,464	127,983
Accrued management fee	17,346	12,443
Other accrued expenses and payables	65,096	50,386
Total liabilities	92,906	8,022,653
Net assets, at value	$ 37,019,079	$ 27,760,667
Net Assets
Net assets consist of: Undistributed net investment income and distributions in excess of net investment income, respectively	675,969	(7,311)
Net unrealized appreciation (depreciation) on investments	3,649,005	2,944,598
Accumulated net realized gain (loss)	(1,091,735)	(762,396)
Paid-in capital	33,785,840	25,585,776
Net assets, at value	$ 37,019,079	$ 27,760,667
Net Asset Value
Shares outstanding	3,812,130	2,565,148
Net asset value and redemption price per share (Net assets ÷ outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.71	$ 10.82

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income	Series VI	Series VII
Income: Dividends	$ 142,254	$ 71,168
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	—	4,155
Interest	817,979	655,791
Interest — Scudder Cash Management QP Trust	774	926
Total Income	961,007	732,040
Expenses: Management fee	96,285	74,853
Distribution service fees	47,598	35,929
Services to shareholders	36,082	26,333
Custodian fees	3,525	3,190
Auditing	16,652	17,135
Legal	10,420	6,687
Trustees' fees and expenses	2,526	10,144
Reports to shareholders	18,410	16,686
Registration fees	2,731	5,901
Other	2,786	1,378
Total expenses, before expense reductions	237,015	198,236
Expense reductions	(663)	(1,988)
Total expenses, after expense reductions	236,352	196,248
Net investment income (loss)	724,655	535,792
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	392,676	424,884
Written options	571	326
	393,247	425,210
Net unrealized appreciation (depreciation) during the period on investments	(164,743)	(246,182)
Net gain (loss) on investment transactions	228,504	179,028
Net increase (decrease) in net assets resulting from operations	$ 953,159	$ 714,820

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Series VI		Series VII
	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income (loss)	$ 724,655	$ 1,501,533	$ 535,792	$ 1,138,461
Net realized gain (loss) on investment transactions	393,247	988,642	425,210	574,664
Net unrealized appreciation (depreciation) during the period on investment transactions	(164,743)	(783,930)	(246,182)	(420,189)
Net increase (decrease) in net assets resulting from operations	953,159	1,706,245	714,820	1,292,936
Distributions to shareholders from: Net investment income	(1,490,833)	(1,632,971)	(1,098,831)	(1,217,553)
Fund share transactions:
Reinvestment of distributions	1,434,890	1,572,768	1,058,564	1,195,006
Cost of shares redeemed	(2,893,350)	(7,336,048)	(4,088,051)	(4,255,296)
Net increase (decrease) in net assets from Fund share transactions	(1,458,460)	(5,763,280)	(3,029,487)	(3,060,290)
Increase (decrease) in net assets	(1,996,134)	(5,690,006)	(3,413,498)	(2,984,907)
Net assets at beginning of period	39,015,213	44,705,219	31,174,165	34,159,072
Net assets at end of period	$ 37,019,079	$ 39,015,213	$ 27,760,667	$ 31,174,165
Undistributed (distributions in excess of) net investment income	$ 675,969	$ 1,442,147	$ (7,311)	$ 555,728

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series VI
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 7.88	$ 9.70	$ 10.40	$ 11.70	$ 11.22
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.30	.35	.33	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.06	.07	.17	(.63)	(.52)	.76
Total from investment operations	.25	.38	.52	(.30)	(.20)	1.08
Less distributions from: Net investment income	(.40)	(.38)	(.36)	(.23)	(.32)	(.25)
Net realized gains on investment transactions	—	—	—	(.17)	(.78)	(.35)
Total distributions	(.40)	(.38)	(.36)	(.40)	(1.10)	(.60)
Net asset value, end of period	$ 9.71	$ 9.86	$ 9.86	$ 9.70	$ 10.40	$ 11.70
Total Return (%)[c]	2.51**	3.89	5.54	(3.04)	(1.75)	9.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	39	45	47	55	63
Ratio of expenses before expense reductions (%)	1.23*	1.06	.98	.97	.98[d]	1.06
Ratio of expenses after expense reductions (%)	1.23*	1.06	.98	.97	.96[d]	1.05
Ratio of net investment income (loss) (%)	3.76*	3.49	3.57	3.31	2.94	2.77
Portfolio turnover rate (%)	5*	9	12	39	42	32

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .94% and .94%, respectively.

* Annualized

** Not annualized

Series VII
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 10.98	$ 10.74	$ 11.03	$ 11.60	$ 10.95
Income (loss) from investment operations: Net investment income (loss)[b]	.20	.38	.38	.37	.35	.33
Net realized and unrealized gain (loss) on investment transactions	.06	.04	.28	(.29)	(.13)	.61
Total from investment operations	.26	.42	.66	.08	.22	.94
Less distributions from: Net investment income	(.43)	(.41)	(.42)	(.37)	(.38)	(.29)
Net realized gains on investment transactions	—	—	—	—	(.41)	—
Total distributions	(.43)	(.41)	(.42)	(.37)	(.79)	(.29)
Net asset value, end of period	$ 10.82	$ 10.99	$ 10.98	$ 10.74	$ 11.03	$ 11.60
Total Return (%)[c]	2.33**	3.86	6.28	.82	1.88	8.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	31	34	37	41	47
Ratio of expenses before expense reductions (%)	1.32*	1.11	.98	.97	1.05[d]	1.09
Ratio of expenses after expense reductions (%)	1.31*	1.11	.98	.97	1.04[d]	1.08
Ratio of net investment income (loss) (%)	3.58*	3.44	3.51	3.46	3.06	2.99
Portfolio turnover rate (%)	3*	6	8	27	36	43

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Retirement Fund Series VI and VII (the "Funds") are each a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Funds may lend securities to financial institutions. The Funds retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Funds may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Funds or the borrower may terminate the loan. The Funds are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by each Fund if the option is exercised. Each Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Funds' obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Funds write a covered call option, the Funds forego, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Funds write a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds' maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Funds' ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first. These losses were, approximately, as follows:

Fund	Capital Loss Carryforward ($)	Expiration Date
Series VI	(848,000) (555,000)	7/31/2010 7/31/2011
Series VII	(890,000) (250,0000	7/31/2010 7/31/2011

Distribution of Income and Gains. Net investment income of the Funds is declared and distributed to shareholders, if any, annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series VI	Series VII
Purchases	$ 969,284	$ 488,169
Proceeds from sales	$ 3,927,817	$ 4,627,995

For the six months ended January 31, 2005, transactions for written call options on securities were as follows:

	Series VI		Series VII
	Number of Contracts	Premium	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —	—	$ —
Options written	7	571	4	326
Options expired	(7)	(571)	(4)	(326)
Outstanding, at end of period	—	$ —	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain each Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees).

The Funds paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Funds in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Funds. The amounts for 2002 and 2003 are as follows:

Fund	Amount ($)
	2002	2003
Series VI	$ 17	$ 14
Series VII	$ 14	$ 11

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Funds' transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the Shareholder Servicing Fee it receives from the Funds. For the six months ended January 31, 2005, the amounts charged to the Funds by SISC were as follows:

Fund	Total Aggregated	Waived	Unpaid at January 31, 2005
Series VI	$ 27,237	$ —	$ 16,710
Series VII	$ 23,116	$ 1,372	$ 8,251

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2005, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2005	Annualized Effective Rate
Series VI	$ 47,598	$ 10,657.25%
Series VII	$ 35,929	$ 9,330.24%

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Funds a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount
Series VI	$ 633
Series VII	$ 597

In addition, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses. During the six months ended January 31, 2005, the custodian expenses for Retirement Fund Series VI and VII were reduced by $30 and $19, respectively, for custodian credits earned.

E. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series VI	146,867	1,434,890	161,144	1,572,768
Series VII	97,027	1,058,564	109,734	1,195,006
Shares redeemed
Series VI	(291,479)	(2,893,350)	(736,758)	(7,336,048)
Series VII	(368,462)	(4,088,051)	(383,619)	(4,255,296)
Net increase (decrease)
Series VI	(144,612)	(1,458,460)	(575,614)	(5,763,280)
Series VII	(271,435)	(3,029,487)	(273,885)	(3,060,290)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Series VI	Series VII
Nasdaq Symbol	KRFFX	KRFGX
CUSIP Number	81123E-705	81123E-804
Fund Number	56	57
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VII

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VII

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005